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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 23, 2001



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



           New Jersey                    1-4987             21-0682685
(STATE OR OTHER JURISDICTION OF       (COMMISSION        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)     IDENTIFICATION NUMBER)



                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

     On May 23, 2001, SL Industries, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors had voted to suspend the Company's regular semi-annual cash dividend which would have been payable in June 2001

     A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   The following is filed as an Exhibit to this Report:

Exhibit Number          Description
--------------          -----------
99                      Press Release dated May 23, 2001.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Mount Laurel, State of New Jersey, on the 23rd day of May, 2001.


                                SL INDUSTRIES, INC.


                                By: /s/ David R. Nuzzo
                                    -----------------------------------------
                                    David R. Nuzzo
                                    Vice President Finance and Administration


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                                  EXHIBIT INDEX


        Exhibit Number          Description
        --------------          -----------
              99                Press Release dated May 23, 2001.